The Sentinel Funds

Class I

Supplement dated June 28, 2007 to the Prospectus dated May 4, 2007

The paragraph titled “Disclosure of Portfolio Securities” on page 9 is deleted and replaced with the following:

Disclosure of Portfolio Securities
A description of each Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information. Each Fund’s month-end top ten holdings are posted at www.sentinelfunds.com under “Performance and Prices” with at least a 15-day lag.

The Average Annual Total Return table for the Mid Cap Value Fund on page 15 is deleted and replaced with the following:

Mid Cap Value Fund[10]
Return Before Taxes	17.15	13.94	15.39
Russell Midcap Value Index[6]	20.22	15.88	14.70
Morningstar Mid-Cap Blend Category[3]	13.73	10.62	7.91[11]
Return Before Taxes	17.15	13.94	14.84
Return After Taxes on Distributions	16.17	13.05	13.91
Return After Taxes on Distributions and Sale of Fund Shares	12.48	12.10	12.93
Russell Midcap Value Index[5]	20.22	15.88	16.82
Morningstar Mid-Cap Blend Category[3]	13.73	10.62	13.60[9]

Effective August 27, 2007, the following paragraph is added under “Additional Information About Buying, Selling and Exchanging Shares”, which begins on page 19:

Redemptions in Kind The Fund may, at its discretion, redeem it shares in kind (i.e., in securities rather than in cash).